Press Release

August 2, 2005

For Immediate Release
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For Information Contact:

NCRIC Group, Inc.:
Eric R. Anderson, Senior Vice President, Corporate Communications and Investor Relations - 800.613.3615 or 202.969.3102

ProAssurance Corporation:
Frank B. O'Neil, Senior Vice President, Corporate Communications and Investor Relations - 800.282.6242 or 205.877.4461

NCRIC GROUP, INC. SHAREHOLDERS APPROVE MERGER INTO PROASSURANCE CORPORATION

Washington, DC and Birmingham, AL - August 2, 2005 - NCRIC Group, Inc. (NASDAQ:
NCRI) and ProAssurance Corporation (NYSE: PRA) jointly announced that NCRIC's shareholders have approved NCRIC's merger into ProAssurance. The approval came at today's special meeting of shareholders in which an overwhelming majority of votes cast were in favor of the transaction.

NCRIC's merger into ProAssurance is expected to be declared effective upon the close of business on August 3, 2005. Each share of NCRIC common stock will be converted into 0.25 shares of ProAssurance common stock automatically at the effective time of the merger. NCRIC expects to delist its stock on NASDAQ at that time. Holders of NCRIC shares may begin trading their converted shares as ProAssurance common stock on the NYSE on August 4, 2005, the day following the expected effective time of the merger. Record holders of NCRIC common stock will receive instructions for exchanging their certificates of NCRIC common stock for certificates of ProAssurance common stock within the next few days.

ProAssurance's Chairman and CEO, A. Derrill Crowe, M.D., stated, "The NCRIC transaction is an important step for us because of its strategic fit in our organization. NCRIC is a well-established organization that offers us significant penetration in Washington, D.C., Delaware and Virginia, and brings an established core of insurance professionals into our company. As we complete this transaction, we believe ProAssurance is stronger and better positioned to serve our customers than ever before."

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With the completion of the transaction, ProAssurance will have $3.3 billion in assets and will serve policyholders in 22 states and the District of Columbia. NCRIC, Inc., NCRIC Group's insurance subsidiary, will continue to service the mid-Atlantic region as a wholly owned subsidiary of ProAssurance Corporation and will operate out of NCRIC's Washington, D.C. office.

R. Ray Pate, Jr., President and CEO of NCRIC Group, Inc., added, "We are pleased with the value this transaction has brought to our shareholders, and we're excited about the opportunities for us to better serve our policyholders as part of a larger, stronger organization."

About NCRIC Group, Inc.
NCRIC Group, Inc. (NCRIC) is a healthcare financial services organization that assists individual physicians and groups of physicians in managing their practices by providing medical professional liability insurance, practice management and financial services, and employee benefits plan design and pension administration. In addition to its headquarters in Washington, D.C., NCRIC has offices in Wilmington, Delaware; Greensboro, North Carolina; Richmond and Lynchburg, Virginia; and Charleston, West Virginia. NCRIC provides services to more than 4,600 physician clients.

About ProAssurance
ProAssurance is a specialty insurer with more than $3.2 billion in assets and $790 million in gross written premiums in 2004. As the nation's fourth largest writer of medical professional liability insurance, ProAssurance's principal professional liability subsidiaries, The Medical Assurance Company, Inc., ProNational Insurance Company, and Red Mountain Casualty Insurance Company, Inc., are recognized leaders in developing solutions which serve the needs of the evolving healthcare industry. ProAssurance is the tenth largest writer of personal auto coverage in Michigan through its subsidiary, MEEMIC Insurance Company.

A.M. Best assigns a rating of "A-" (Excellent) to ProAssurance and its principal professional liability subsidiaries and MEEMIC; Standard & Poor's assigns its principal professional liability carriers a rating of "A-" ("Strong"); and Fitch assigns a rating of "A-" to its subsidiaries, The Medical Assurance Company, ProNational Insurance Company and MEEMIC Insurance Company.

Caution Regarding Forward-Looking Statements
This news release contains historical information as well as forward-looking statements that are based upon our estimates and anticipation of future events that

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are subject to certain risks and uncertainties that could cause actual results to vary materially from the expected results described in the forward-looking statements. The words "anticipate," "believe," "estimate," "expect," "hopeful," "intend," "may," "optimistic," "preliminary," "project," "should," "will," and similar expressions are intended to identify these forward-looking statements. There are numerous important factors that could cause our actual results to differ materially from those in the forward-looking statements. Thus, sentences and phrases that we use to convey our view of future events and trends are expressly designated as Forward-Looking Statements as are sections of this news release clearly identified as giving our outlook on future business. The principal risk factors that may cause actual results to differ materially from those expressed in the forward-looking statements are described in various documents we file with the Securities and Exchange Commission, including Form 10-K for the year ended December 31, 2004 and Form 10-Q for the most recent quarter.

These forward-looking statements are subject to significant risks, assumptions and uncertainties, including, among other things, the following important factors that could affect the actual outcome of future events:

Relating to the ongoing operations of the combined companies:

o General economic conditions, either nationally or in our market area, that are worse than expected;

o regulatory and legislative actions or decisions that adversely affect our business plans or operations;

o        price competition;

o        inflation and changes in the interest rate environment;

o the performance of financial markets and/or changes in the securities markets that adversely affect the fair value of our investments or operations;

o changes in laws or government regulations affecting medical professional liability insurance and practice management and financial services;

o        changes to our ratings assigned by A.M. Best;

o        the effect of managed healthcare;

o uncertainties inherent in the estimate of loss and loss adjustment expense reserves and reinsurance; and changes in the availability, cost, quality, or collectibility of reinsurance;

o significantly increased competition among insurance providers and related pricing weaknesses in some markets;

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o        changes in accounting policies and practices, as may be adopted by our regulatory agencies and the Financial Accounting Standards Board; and

o        changes in our organization, compensation and benefit plans.

Relating to the proposed transaction with ProAssurance:

o The business of NCRIC and ProAssurance may not be combined successfully, or such combination may take longer to accomplish than expected;

o the cost savings from the merger may not be fully realized or may take longer to realize than expected;

o operating costs, customer loss and business disruption following the merger, including adverse effects on relationships with employees, may be greater than expected; and

o restrictions on our ability to achieve continued growth through expansion into other states or through acquisitions or business combinations.

We wish to caution readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made, and wish to advise readers that the factors listed above could affect our financial performance and could cause actual results for future periods to differ materially from any opinions or statements expressed with respect to periods in any current statements. We do not undertake and specifically decline any obligation to publicly release the result of any revisions that may be made to any forward-looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.

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August 2, 2005